UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a party other than the Registrant  ☐

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

ZimVie Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ZIMVIE INC.

10225 WESTMOOR DR

WESTMINSTER, CO 80021

V03853-P87244

You invested in ZIMVIE INC. and it’s time to vote!

This is an Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 12, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1.1

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 THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available on the Internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Board
Voting Items		Recommends

1.	Election of Directors

Nominees:

1a.	Vinit Asar

1b.	Richard Kuntz, M.D., M.Sc.

2.	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2023.

3.	Approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”).

4.	Approve, on a non-binding advisory basis, the frequency of future Say on Pay votes.

5.	Approve the amended 2022 Stock Incentive Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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V03854-P87244